UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

June 4, 2025

LIPOCINE INC.

(Exact name of registrant as specified in its charter)

Commission File No. 001-36357

Delaware	99-0370688
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

675 Arapeen Drive, Suite 202

Salt Lake City, Utah 84108

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (801) 994-7383

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LPCN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As described below, on June 4, 2025, Lipocine Inc. (the “Company”) held its annual general meeting of shareholders, at which a proposal to amend the Company’s Amended and Restated Certificate of Incorporation to reduce the number of authorized shares of the Company’s Common Stock from 200,000,000 to 75,000,000 shares (the “Amendment”) was approved. On June 4, 2025, the Company filed the Amendment with the Secretary of State of the State of Delaware. A copy of the Amendment is attached hereto as Exhibit 3.4 and is incorporated herein by reference. This discussion is qualified in its entirety by reference to the full text of the Amendment.

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 4, 2025, the Company held its annual general meeting of shareholders, at which time the proposals described below were voted upon.

(1)	Election of Directors. The Company’s shareholders elected for a one-year term six persons nominated for election as directors. The following table sets forth the vote of the shareholders at the meeting with respect to the election of directors:

Nominee	For	Withheld	Broker Non-Vote
Dr. Mahesh V. Patel	884,861	200,706	1,826,818
Jeffrey A. Fink	943,726	141,841	1,826,818
John W. Higuchi	873,401	212,166	1,826,818
Dr. Jill M. Jene	942,948	142,619	1,826,818
Dr. Richard Dana Ono	942,971	142,596	1,826,818
Dr. Spyros Papapetropoulos	806,883	278,684	1,826,818

There were no abstentions with respect to the election of directors.

(2)	Ratification of Appointment of Independent Registered Public Accounting Firm. The Company’s shareholders voted upon and ratified the appointment of Tanner LLC as the Company’s independent registered public accountants for the fiscal year ending December 31, 2025. The following table sets forth the vote of the shareholders at the meeting with respect to the appointment of Tanner LLC:

For	Against	Abstain
2,817,444	86,618	8,323

There were no broker non-votes in the ratification of appointment of Tanner LLC as the Company’s independent registered public accountants for the fiscal year ending December 31, 2025.

(3)	Advisory Vote on Executive Compensation. The Company’s shareholders voted upon and adopted a non-binding resolution approving the compensation of the Company’s named executive officers. The following table sets forth the vote of the shareholders at the meeting with respect to the adoption of this resolution on named executive officer compensation:

For	Against	Abstain	Broker Non-Vote
926,497	121,032	38,038	1,826,818

(4)	Amendment to the Amended and Restated Certificate of Incorporation to reduce the number of authorized shares of the Company’s Common Stock from 200,000,000 to 75,000,000 shares. The Company’s shareholders voted and approved the amendment to the Amended and Restated Certificate of Incorporation. The following table sets forth the vote of the shareholders at the meeting with respect to the amendment to the Amended and Restated Certificate of Incorporation:

For	Against	Abstain
2,677,239	232,154	2,992

(5)	Adjournment of the Annual Meeting, if necessary, to continue to solicit votes in favor of the foregoing proposals. The following table sets forth the vote of the shareholders at the meeting with respect to the adjournment of the Annual Meeting, if necessary:

For	Against	Abstain
2,124,434	609,018	178,933

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

3.1	Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K filed with the SEC on July 25, 2013)

3.2	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Lipocine Inc. (incorporated by reference to Exhibit 3.4 to the Company’s Current Report on Form 8-K filed with the SEC on June 28, 2022)

3.3	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Lipocine Inc. (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K filed with the SEC on May 11, 2023)

3.4	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Lipocine Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIPOCINE INC.

Date:	June 4, 2025	By:	/s/ Mahesh V. Patel
Mahesh V. Patel
President and Chief Executive Officer